                   CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                        1934 ACT REPORTING REQUIREMENTS


                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                 CURRENT REPORT


Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 1996

                           DEV-TECH CORPORATION, INC.
                       d/b/a Florida Growth Capital, Inc.
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           (Exact name of registrant as specified in its charter)


       Florida                        0-18600                    59-2565967
- -----------------------             -----------               ----------------
State of Incorporation)             (Commission               (I.R.S. Employer
                                    File Number)             Identification No.)

     1615 Forum Place, Suite 1B, West Palm Beach, Florida          33401
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             (Address of principal executive offices)    (Zip Code)


Registrant's telephone number,
including area code:  407-684-6100
                     -------------

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(Former name, former address and former fiscal year, if changed since last report.)
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ITEMS 1 AND 2.   CHANGES IN CONTROL OF REGISTRANT AND ACQUISITION OR
                 DISPOSITION OF ASSETS.


Exercise of Euronote Option.

         On November 29, 1995, Dev-Tech Corporation, Inc. d/b/a Florida Growth Capital, Inc. (the "Company") exercised its option granted pursuant to a Capital Stock Purchase Agreement, dated February 24, 1995, by and among the Company, Euronote International Management Limited ("Euronote") and DT Partners, Ltd. ("DT Partners"). Upon exercise of the option, the Company redeemed 1,354,360 shares of its common stock that had been previously acquired from the Company by Euronote. The Company also received Euronote's rights to receive from the Company 200 shares of the Company's Series A Non-Voting Participating Preferred Stock of which Euronote was the beneficial owner. As consideration for the transfer of the shares by Euronote to the Company, the Company transferred (1) its limited partnership interest in Trade Center of Naples, Ltd. ("Trade Center") together with a Promissory Note from Trade Center to the Company in the amount of $100,000; (2) its interests in certain property located in Jackson Hole, Wyoming, including Lots 11-20 of Trails End; Tract A and a portion of Tract B of the Redtop Meadows Subdivision; and all of the Company's interest in a promissory note (the "Interesorts Note") payable to Interesorts Investments, N.A. ("Interesorts") by Wild West Associates Limited Partnership ("Wild West") and the real property securing the Interesorts Note, subject to any liens, judgments or encumbrances on such real property; and (3) 1,400,000 shares of the Company's Series A Convertible Preferred Stock, which are convertible into 1,750,000 shares of the Company's common stock and have a liquidation preference of $1,400,000. The convertible preferred stock also allows Euronote to put the preferred stock to the Company on or before February 24, 2000 unless the Company has equity in excess of $8,000,000.

Spin Off and Stock Redemption Agreement

         Pursuant to the terms of the Capital Stock Purchase Agreement referenced above, DT Partners acquired 7,475,000 shares of the Company's common capital stock, (the "DT Partners Shares") in exchange for a promissory note in the face amount of $3,100,000 ("DT Partners Note"). Effective February 29, 1996, in a transaction unrelated to the exercise of the Euronote Option, the Company redeemed the DT Partners Shares and cancelled the DT Partners Note by executing a Spin-Off and Stock Redemption Agreement (the "Agreement") with DT Partners. Under the Agreement, DT Partners transferred the DT Partners Shares to the Company in exchange for the DT Partners Note and 19,000,000 shares of the common capital stock of DT Holdings Corp. ("DT Holdings"), a newly formed subsidiary of the Company.





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         The Company also transferred the following assets to DT Holdings:

         (a) all of the outstanding shares of the common stock owned by the Company in the following entities: F.G.C. Pelican, Inc.; Sunset Villas, Inc.; and F.G.C Realty, Inc.

         (b) a limited partnership interest owned by the Company in Sunset Villas Partners, Ltd.

         (c) notes receivable from Floriland Mall, Inc., AmeriMall Development, Inc. and Center Mall, Inc. to the Company in the principal amount of $353,283.

         (d) the Company's non-recourse promissory note in the original principal amount of $541,984, bearing interest at an annual rate of 15% (the "Note"). Interest on $250,000 of the principal amount of the note is due and payable on a monthly basis beginning April 1, 1996. The balance of the interest shall accrue and the accrued interest and the principal shall be due on June 30, 1997. The Note is secured by the Company's partnership interest in Bailey's Corner East Associated Joint Venture (Bailey's Corner) owned by F.G.F. Fort Myers, Inc. (F.G.F. Fort Myers). Furthermore F.G.F. Fort Myers' interest in Bailey's Corner has been pledged to Guenther Roth and the security interest to be received by DT Partners will be subordinated to the prior encumbrance.

         The liabilities transferred to DT Holdings consist of the following:

         (a) a note payable to Bayview Offices, Inc. in the aggregate amount of $79,686.

         (b) a note payable to Jupiter Marine, Inc. in the aggregate amount of $239,035.

         (c) a note payable to Sunset Villas, Inc. in the aggregate amount of $301,682.

         (d)     a note payable to Gerald H. Gould in the amount of $66,547.

         Simultaneously with the execution of the Agreement, Lee Heaton, William L. Klohn and Gerald H. Gould resigned as directors of the Company. In addition, Mr. Klohn and Mr. Gould agreed to the cancellation of their respective stock options.





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


                 Number Assigned to
                 Exhibit in Item 601
Exhibit          of Regulation S-K                          Description
- -------          -----------------                          -----------
99.10            (10)                                       Spin-Off and Stock Redemption Agreement by and among DT
                                                            Partners, Ltd and the Company (Filed without exhibits)



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Date:  May 24, 1996


                                        DEV-TECH CORPORATION
                                        D/B/A FLORIDA GROWTH CAPITAL, INC.




                                        By:      /s/ Howard B. Koslow
                                            -------------------------------
                                                   Howard B. Koslow
                                                Executive Vice President






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Date:  May 24, 1996


                                      DEV-TECH CORPORATION
                                      D/B/A FLORIDA GROWTH CAPITAL, INC.




                                      By:     /s/ Howard B. Koslow
                                         --------------------------------
                                                Howard B. Koslow,
                                             Executive Vice President





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